UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 19, 2020
Date of report (Date of earliest event reported)

PROTO LABS, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-35435	41-1939628
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of Principal Executive Offices)	(Zip Code)

(763) 479-3680
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 19, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders elected all eight persons nominated by the Company’s board of directors to serve as directors until the next Annual Meeting of Shareholders or until their successors are elected and duly qualified. The Company’s shareholders also ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, approved an advisory vote on the compensation of the Company’s executive officers as disclosed in the proxy statement for the Annual Meeting, and recommended a frequency of one year for future advisory votes on the compensation paid to the Company’s executive officers. Set forth below are the final voting results for each of the proposals.

Proposal 1. Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes

Victoria M. Holt	23,066,998	402,612	8,303	1,608,347
Archie C. Black	23,253,511	215,117	9,285	1,608,347
Sujeet Chand	23,202,314	264,028	11,571	1,608,347
Moonhie Chin	23,392,069	73,818	12,026	1,608,347
Rainer Gawlick	23,076,820	391,786	9,307	1,608,347
John B. Goodman	23,003,713	464,668	9,532	1,608,347
Donald G. Krantz	23,117,314	351,359	9,240	1,608,347
Sven A. Wehrwein	23,384,914	83,677	9,322	1,608,347

Proposal 2. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes

24,804,059	272,924	9,277	0

Proposal 3. Advisory approval of executive compensation.

For	Against	Abstain	Broker Non-Votes

23,168,142	211,010	98,761	1,608,347

Proposal 4. Frequency of future advisory votes on the approval of executive compensation.

One Year	Two Years	Three Years	Abstain
21,635,790	12,944	1,756,435	72,744

The Company has considered the outcome of Proposal 4 and determined that the Company will hold future advisory votes on the compensation of the Company’s executives annually (i.e., every year) until the occurrence of the next advisory vote on the frequency of shareholder votes on the compensation of the Company’s executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTO LABS, INC.

Date: May 19, 2020	By:	/s/ Victoria M. Holt
Victoria M. Holt
President and Chief Executive Officer